UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001236424

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001236416

Nissan Motor Acceptance Corporation

(Exact name of Issuing Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-210906-01	51-6538952
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation of Issuing Entity)	File Number of Issuing Entity)	Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 19, 2016 (the “Closing Date”), Nissan Master Owner Trust Receivables (the “Issuing Entity”) and U.S. Bank National Association (the “Indenture Trustee”) entered into a Series 2016-A Indenture Supplement, (the “Indenture Supplement”), to the Amended and Restated Indenture, dated as of October 15, 2003 (the “Indenture”), by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Issuing Entity issued the Series 2016-A Notes (the “Notes”), consisting of $850,000,000 Class A-1 floating rate notes and $750,000,000 Class A-2 fixed rate notes. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into an Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the receivables securing the Notes. The Notes, with an aggregate principal balance of $1,600,000,000, were sold pursuant to an Underwriting Agreement, dated July 12, 2016 (the “Underwriting Agreement”), by and among Nissan Wholesale Receivables Corporation II, Nissan Motor Acceptance Corporation (“NMAC”), the Issuing Entity and Barclays Capital Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-210906).

ITEM 8.01 OTHER EVENTS

Attached as Exhibit 4.1 is the Indenture Supplement and as Exhibit 10.1 is the Asset Representations Review Agreement. Other relevant documents relating to the issuance of the Notes have been previously filed with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Series 2016-A Indenture Supplement, dated as of July 19, 2016, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 19, 2016, by and between the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Riley A. McAndrews
Name:	Riley A. McAndrews
Title:	Assistant Treasurer

Date: July 19, 2016

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Series 2016-A Indenture Supplement, dated as of July 19, 2016, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 19, 2016, by and between the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.